UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C. 20549
                             _________

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2004

                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                         1-8462                    16-1194720
--------                         ------                    ----------
(State  or other jurisdiction    (Commission File Number)  (IRS Employer
 of  Incorporation)                                         Identification
                                                            Number)


            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)

Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------

                                N/A

   (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the --- Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the --- Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule  14d-2(b)
 ---  under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule  13e-4(c)
 ---  under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01.      Entry into a Material Definitive Agreement
                     ------------------------------------------
     On September 30, 2004, Graham Corporation entered into an agreement with Toshiba International Corporation settling litigation brought by Graham against Toshiba International in April 2004 alleging breach of contract. Pursuant to this settlement Graham Corporation has accepted payment of
     $1,900,000 in cancellation charges. Graham has agreed to dismiss its claim and Toshiba has agreed to dismiss its counterclaim filed in June 2004.

     Item 8.01.      Other Events
                     ------------
     On October 4, 2004, Graham Corporation issued a press release announcing the settlement with Toshiba International
     Corporation. A copy is attached hereto as Exhibit 99.1 attached hereto.

     Item 9.01       Financial Statements and Exhibits
                     ---------------------------------
     (c)   Exhibits

     Exhibit Number           Description of Exhibits
     --------------           -----------------------
           10                 Letter Agreement between Graham Corporation
                              and Toshiba International, Inc. dated
                              September 30, 2004

           99.1               Press Release dated October 4, 2004



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)



Date:  October 4, 2004                        By /s/ J. Ronald Hansen
                                                 ____________________

                                                 J. Ronald Hansen
                                                 Vice President - Finance
                                                 & Administration and
                                                 Chief Financial Officer

                              EXHIBIT INDEX


     Exhibit Number           Description of Exhibits
     --------------           -----------------------
           10                 Letter Agreement between Graham Corporation
                              and Toshiba International, Inc. dated
                              September 30, 2004

           99.1               Press Release dated October 4, 2004